UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 02608 )

Exact name of registrant as specified in charter: Putnam Money Market Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2006 Date of reporting period: October 1, 2005—March 31, 2006

Item 1. Report to Stockholders: The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Money Market Fund

3|31|06

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Money Market Fund

3| 31| 06 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	15
Your fund’s management	17
Terms and definitions	18
Trustee approval of management contract	20
Other information for shareholders	25
Financial statements	27

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

In the early months of 2006, we have seen a continuation of generally benign economic conditions in the United States. The expansion that began in late 2001 is continuing, fueled by gains in worker productivity. The stock market has advanced, driven largely by corporate profit levels that, by some measures, are near all-time highs. Inflation, which can cause problems for stock and bond markets, has remained fairly steady in recent months even as energy prices have resumed their ascent. Investors can be encouraged by these conditions, but should also be mindful of risks. Bond prices have fallen recently in response to stronger job creation. As mortgage rates have risen to higher levels, activity in the housing market has slowed. Our nation’s large trade deficit is also dampening prosperity and could cause the U.S. dollar to weaken, which might make it more difficult for U.S. stocks and bonds to attract investment from abroad.

We consider it fortunate that the Federal Reserve’s (the Fed’s) new Chairman, Ben Bernanke, like his predecessor, Alan Greenspan, regards the Fed’s role in pursuing both price stability and economic growth as essential to maintaining a healthy financial system. In its first months under the leadership of Mr. Bernanke, the Fed has continued Mr. Greenspan’s program of interest-rate increases, while offering some signals that the end of the current tightening cycle might not be far away.

The economy’s significant strengths and notable weaknesses remind us once again that a well-diversified financial program under the guidance of a professional financial representative can help many investors pursue their goals. And in our view, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors.

We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time. In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam Money Market Fund: seeking to offer accessibility and current income with relatively low risk

For most people, keeping part of their savings in a low-risk, easily accessible place is an essential part of their overall investment strategy. Putnam Money Market Fund can play a valuable role in many investors’ portfolios because it seeks to provide stability of principal and liquidity to meet short-term needs. In addition, the fund aims to provide investors with current income at short-term rates.

By investing in high-quality short-term money market instruments for which there are deep and liquid markets, the fund’s risk of losing principal is very low. Putnam Money Market Fund invests in securities that are rated by at least one nationally recognized rating service in its highest or second-highest categories, or in unrated investments that we assess as equivalent in quality to such securities.

The fund seeks as high a rate of current income as Putnam believes is consistent with liquidity and preservation of principal. As illustrated below, money market fund yields typically rise and fall along with short-term interest rates. Money market funds may not track rates exactly, however, as securities in these funds mature and are replaced with newer instruments earning the most current interest rates.

Whether you want to earmark money for planned near-term expenses or future investment opportunities, or just stow away cash for an unforeseen “rainy day,” Putnam Money Market Fund can be an attractive choice.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Types of money market securities

Money market securities are issued by governments, government agencies, financial institutions, and established non-financial companies. Typically, such instruments have a remaining maturity of 13 months or less. Securities your fund invests in include:

Commercial paper Unsecured loans issued by large corporations, typically for financing accounts receivable and inventories

Bank certificates of deposit Direct obligations of the issuing bank

Repurchase agreements (repos) Contracts in which one party sells a security to another party and agrees to buy it back later at a specified price; acts in economic terms as a secured loan

Government securities Direct short-term obligations of governments or government agencies; for example, U.S. Treasury bills

Putnam Money Market Fund emphasizes high-quality, short-term, fixed-income securities. The fund seeks as high a level of current income as Putnam believes is consistent with preservation of capital and maintenance of liquidity. The fund may be appropriate for investors who seek stability of principal and to maintain easy access to their money.

Highlights

* For the six months ended March 31, 2006, Putnam Money Market Fund’s class A shares returned 1.91% .

* The fund’s benchmark, the Merrill Lynch 91-day Treasury Bill Index, returned 1.95% .

* The average return for the fund’s Lipper category, Money Market Funds, was 1.67% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 3/31/06

Since the fund’s inception (10/1/76), average annual return is 6.28% . Current 7-day yield (at 3/31/06) is 4.28% ..

	Average annual return	Cumulative return
	NAV	NAV

10 years	3.60%	42.40%

5 years	1.88	9.76

3 year	1.74	5.31

1 year	3.34	3.34

6 months	—	1.91

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return will fluctuate. Performance assumes reinvestment of distributions. Class A shares do not bear an initial sales charge. For the most recent month-end performance, visit www.putnam.com. The 7-day yield is one of the most common gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

Report from the fund managers

The period in review

The Fed’s resolve to contain inflationary pressures in the U.S. economy by consistently raising short-term interest rates since June 2004 has generated some of the most attractive yields offered by money market securities in recent memory. To capture these higher yields, we used two strategies: purchasing 30-day commercial paper and increasing the fund’s allocation to floating-rate securities. By February, 2006, however, we began to anticipate that the Fed might be nearing the end of its tightening cycle. Consequently, we started to increase the fund’s exposure to longer-term fixed-rate money market securities, seeking to lock in attractive rates for a longer period of time. These strategies proved beneficial, enabling the fund’s total return at net asset value (NAV) for the six months ended March 31, 2006, to surpass the average return of the fund’s Lipper peer group. The fund’s performance was in line with that of its benchmark index, which is composed exclusively of short-maturity U.S. Treasury bills. In contrast, your fund invests in a wide range of money-market-eligible securities.

Market overview

Signs of solid economic growth, and the desire to curb the potential inflation that frequently accompanies such growth, prompted the Fed to increase short-term interest rates from 3.75% to 4.75% in four 0.25% increments during the first six months of the fund’s fiscal year. Despite a significant increase in short-term rates, long-term bond yields ended the period slightly lower. Potential forces constraining the rise of long-term rates include the strength of global demand for longer-term bonds from pension plans and other investors, as well as a widespread belief that infla-tion will remain in check as the Fed achieves its objectives through monetary policy. As shorter- and longer-term interest rates converged significantly, the yield curve — a graphical representation of yields for bonds of comparable quality plotted from the shortest to the longest maturity — flattened.

Given the Fed’s steady rate increases since June 2004, money market securities are currently offering some of the highest yields seen in this sector in five years. Yields on money-market-eligible certificates of deposit and commercial paper were yielding as high as 5.25% at the end of the reporting period. As a result, money market investments are drawing increased attention from investors and the financial press alike for their attractive combination of relative safety, liquidity and yield. By the end of the reporting period, assets of all money market mutual funds — taxable, institutional, and tax free — exceeded $2 trillion (compared to $1.9 trillion as of the start of the period).*

*Source: iMoneyNet Money Fund Report, September 30, 2005 and April 7, 2006.

Strategy overview

During the early months of the reporting period, when short-term interest rates were clearly on the rise, we maintained the fund’s exposure to floating-rate money market securities and commercial paper. These investments helped the portfolio capture the higher rates then coming to market, since the yields on these securities are reset in accordance with changes in short-term interest rates. As a result of this positioning, the fund’s 7-day yield rose from 3.26% at the start of the reporting period on September 30, 2005, to 3.95% by January 31, 2006.

In February, investors began to contemplate the possibility that the Fed might be approaching the end of this tightening cycle. With the yield curve still relatively

Market sector performance
These indexes provide an overview of performance in different market sectors for the six months ended 3/31/06.

Bonds
Lipper Money Market Funds category average	1.67%

Merrill Lynch 91-day Treasury Bill Index (short-maturity U.S. Treasury bills)	1.95%

Lehman Aggregate Bond Index (broad bond market)	-0.06%

Citigroup World Government Bond Index (global government bonds)	-2.32%

Equities
S&P 500 Index (broad stock market)	6.38%

Russell 1000 Index (large-company stocks)	6.71%

Russell 2000 Index (small-company stocks)	15.23%

steep, we became less inclined to add to the fund’s floating-rate securities. Accordingly, as securities matured, we reallocated the proceeds to investments in money-market-eligible fixed-rate securities from the longer end of the fund’s maturity range. The majority of these new holdings had maturities of 90 days or less, but we also selectively added six-month, nine-month, and one-year certificates of deposit. These strategies had the intended effect of pushing the portfolio’s average days to maturity to as high as 56 days on March 2, 2006. However, by the end of the semiannual period on March 31, the fund’s average days to maturity rolled down to 47 days, as we reinvested maturing holdings into shorter-term fixed-rate securities in preparation for the Fed’s widely anticipated March 28 increase in the federal funds rate.

Your fund’s holdings

Midway through the reporting period, we selectively increased the fund’s investments in fixed-rate securities with maturities of three-, six-, nine-, and twelve-months in an effort to preserve attractive yields for longer periods of time. Several of these new holdings were certificates of deposit (CDs) issued by European banks.

Societe Generale, one of the portfolio’s largest issuers, is one of the ten largest banks in Europe and the third-largest bank in France. A strong domestic and international banking franchise, Societe

Portfolio composition comparison

This chart shows how the fund’s weightings have changed over the last six months. Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

Generale has strong market share and consistently shows healthy profitability and a strong balance sheet. We believe that this French bank will continue to profit from its diverse mix of products while limiting its risk profile. Barclays Bank, another issuer of euro CDs held by the fund, is a highly profitable bank based in the United Kingdom. The bank’s diversified mix of income sources, including its domestic and international banking operations and a large European credit card business, as well as its broad asset management expertise, make it a highly creditworthy component of the portfolio in our estimation.

The nearly one-trillion-dollar asset-backed commercial paper market continues to show growth in issuance as corporations and banks use it as a low-cost, alternative source of funding for their financing and lending operations. The diversification of the supporting assets combined with additional structural protection — such as funding and credit support from highly rated banks — makes these securities, in our opinion, attractive, high-quality investments. The fund’s holdings in this sector — both domestic and foreign —stood at approximately 40% of total net assets as of March 31, 2006.

Performance comparisons
As of 3/31/06

Current yield*

Regular savings account	0.50%

Average taxable money market fund compound 7-day yield	4.17

3-month certificate of deposit	4.88

Putnam Money Market Fund (7-day yield)

Class A	4.28

Class B	3.80

Class C	3.80

Class M	4.13

Class R	3.80

Class T	4.05

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate.The principal value on regular savings and on bank certificates of deposit (CDs) is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals.

* Sources: Bank of America (regular savings account), iMoneyNet’s Money Fund Report (average taxable money market fund compound 7-day yield), and the Federal Reserve Board of Governors (3-month certificate of deposits).

Klio II Funding Corporation and Amstel Funding Corporation are two asset-backed commercial paper issuers that exemplify the fund’s involvement in this product market. Amstel and Klio are backed by highly diverse and highly rated financial assets. Similarly, MBNA Credit Card Master Trust (Emerald) and Citibank Credit Card Issuance Trust (Dakota) use credit card receivables to back their commercial paper issuance. The highly liquid nature of these companies’ underlying assets, coupled with the backup lending facilities earmarked for these programs, makes these holdings, in our estimation, very attractive investments.

We continue to underweight investments in the U.S. government obligations market because we believe that the corporate market currently represents a better value.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Among the funds in its Money Market Funds category, Lipper ranked Putnam Money Market Fund’s class A shares 43rd out of 355, 46th out of 299, and 32nd out of 189 funds for the 1-, 5-, and 10-year periods ended March 31, 2006. These rankings put the fund in the 13th, 16th, and 17th percentile for the same respective periods. The lower the percentile ranking, according to Lipper, the better the fund’s performance relative to its Lipper peers.

Lipper rankings do not reflect sales charges and are based on total return of funds with similar investment styles or objectives as determined by Lipper. Past performance does not guarantee future results.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

The U.S. economy has remained strong despite steady tightening by the Fed. By mid-2005, the Fed’s program of tightening had been in place for a year, the point at which past Fed tightening cycles have begun to slow economic growth. This time, despite additional rate increases, the economy continued to strengthen. With corporate profits remaining strong, companies have defied predictions of slower earnings growth — helped by a still vibrant consumer and a revival in business spending. It certainly appears that something is making the U.S. economy impressively resilient. We believe that the main source of that resilience is advances in productivity and output.

We think the focus of the debate about the Fed’s monetary policy has shifted from a question of if the Fed will stop raising short-term rates to when it will do so We would anticipate that the Fed’s tightening cycle will be nearing an end this summer. At some point, when the Fed ceases raising rates, we think the short end of the yield curve will become less steep and that further flattening will occur. We will continue to look for opportunities to extend the portfolio and lock in attractive income by adding fixed-rate money market securities while taking advantage of pricing inefficiencies in the market.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund.

Your fund’s performance

This section shows your fund’s performance for periods ended March 31, 2006, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581.

Fund performance
Total return for periods ended 3/31/06

	Class A	Class B		Class C		Class M	Class R	Class T
(inception dates)	(10/1/76)	(4/27/92)		(2/1/99)		(12/8/94)	(1/21/03)	(12/31/01)
	NAV	NAV	CDSC	NAV	CDSC	NAV	NAV	NAV

Annual average
(life of fund)	6.28%	5.76%	5.76%	5.76%	5.76%	6.12%	5.75%	6.02%

10 years	42.40	35.46	35.46	35.58	35.58	40.30	35.71	38.98
Annual average	3.60	3.08	3.08	3.09	3.09	3.44	3.10	3.35

5 years	9.76	7.05	5.05	7.05	7.05	8.95	7.29	8.43
Annual average	1.88	1.37	0.99	1.37	1.37	1.73	1.42	1.63

3 years	5.31	3.75	0.75	3.75	3.75	4.84	3.93	4.52
Annual average	1.74	1.23	0.25	1.23	1.23	1.59	1.29	1.48

1 year	3.34	2.82	–2.18	2.82	1.82	3.18	2.82	3.08

6 months	1.91	1.65	–3.35	1.65	0.65	1.83	1.65	1.78

Current yield
(end of period)*
Current
7-day yield	4.28	3.80		3.80		4.13	3.80	4.05

Current
30-day yield	4.20	3.70		3.70		4.05	3.70	3.95

Performance assumes reinvestment of distributions and does not account for taxes. None of the share classes carry an initial sales charge. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class A, M, R, and T shares generally have no CDSC. Performance for B, C, M, R, and T shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable CDSC and higher operating expenses for such shares.

* The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

Comparative index returns
For periods ended 3/31/06

	Merrill Lynch 91-Day	Lipper Money Market
	Treasury Bill Index	Funds category average*

Annual average
(life of fund)	—†	6.27%

10 years	45.59%	38.26
Annual average	3.83	3.29

5 years	11.73	7.79
Annual average	2.24	1.51

3 years	6.39	4.22
Annual average	2.09	1.39

1 year	3.53	2.86

6 months	1.95	1.67

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 3/31/06, there were 359, 355, 336, 299, and 189 funds, respectively, in this Lipper category.

† Inception date of index was 12/31/77, after the fund’s inception.

Fund distribution information For the six-month period ended 3/31/06

Distributions*	Class A	Class B	Class C	Class M	Class R	Class T

Number	6	6	6	6	6	6

Income	$0.018906	$0.016412	$0.016414	$0.018163	$0.016406	$0.017657

Total	$0.018906	$0.016412	$0.016414	$0.018163	$0.016406	$0.017657

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Money Market Fund from October 1, 2005, to March 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class T

Expenses paid per $1,000*	$ 2.77	$ 5.28	$ 5.28	$ 3.52	$ 5.28	$ 4.02

Ending value (after expenses)	$1,019.10	$1,016.50	$1,016.50	$1,018.30	$1,016.50	$1,017.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the fund's expenses would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2006, use the calculation method below. To find the value of your investment on October 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 10/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class T

Expenses paid per $1,000*	$ 2.77	$ 5.29	$ 5.29	$ 3.53	$ 5.29	$ 4.03

Ending value (after expenses)	$1,022.19	$1,019.70	$1,019.70	$1,021.44	$1,019.70	$1,020.94

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the fund’s expenses would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the fund's expenses would have been lower.

	Class A	Class B	Class C	Class M	Class R	Class T

Your fund's annualized
expense ratio*	0.55%	1.05%	1.05%	0.70%	1.05%	0.80%

Average annualized expense
ratio for Lipper peer group**	0.61%	1.11%	1.11%	0.76%	1.11%	0.86%

* Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the fund's expense ratio would have been lower.

** Simple average of the expenses of all funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares, other than class A shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s management

Your fund is managed by the members of the Putnam Fixed-Income Money Market Team. Joanne Driscoll is the Portfolio Leader and Jonathan Topper is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Fixed-Income Money Market Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $650,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Joanne Driscoll is also a Portfolio Leader of Putnam Prime Money Market Fund and Putnam Tax Exempt Money Market Fund.

Jonathan Topper is also a Portfolio Member of Putnam Prime Money Market Fund and Putnam Tax Exempt Money Market Fund.

Joanne Driscoll and Jonathan Topper may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Member

Your fund’s Portfolio Leader and Portfolio Member did not change during the year ended March 31, 2006.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares generally have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class M shares from another Putnam fund. Exchange of your fund’s class M shares into another fund may involve a sales charge, however.

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class T shares are not subject to an initial sales charge or sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge); however, they are subject to a 12b-1 fee.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lipper Money Market Funds category average is an arithmetic average of the total return of all Lipper Money Market funds.

Merrill Lynch 91-day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund, subject to certain changes noted below, represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) During the course of their review, the Trustees observed that the fee schedule for your fund should be conformed to the model fee schedule in effect for other Putnam money market funds. As a result, the Trustees approved the adoption of a new fee schedule that conforms more closely with the model fee schedule. Under the new fee schedule, the fund pays a quarterly fee to Putnam Management at the following rates:

0.50% of the first $100 million of the fund’s average net assets;

0.40% of the next $100 million;

0.35% of the next $300 million;

0.325% of the next $500 million;

0.30% of the next $500 million;

0.275% of the next $2.5 billion;

0.25% of the next $2.5 billion;

0.225% of the next $5 billion;

0.205% of the next $5 billion;

0.19% of the next $5 billion; and

0.18% thereafter.

The new fee schedule for your fund results in lower management fees paid by fund shareholders. The Trustees approved the new fee schedule for your fund effective as of January 1, 2006, in order to provide Putnam Management an opportunity to accommodate the impact on revenues in its budget process for the coming year.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 31st percentile in management fees and in the 34th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund, subject to the changes noted above, represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds, subject to the changes noted above, represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Money Market Funds) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

17th	17th	14th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 394, 351, and 304 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Money Market Funds category for the one-, five-, and ten-year periods ended March 31, 2006, were 13%, 15%, and 17%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2006, the fund ranked 43rd out of 355, 44th out of 299, and 31st out of 189 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/06 (Unaudited)

COMMERCIAL PAPER (60.4%)*

	Yield(%)	Maturity date	Principal amount	Value

Domestic (52.1%)
Amstel Funding Corp.	4.834	8/2/06	$18,200,000	$17,906,495
Amstel Funding Corp.	4.797	5/31/06	8,889,000	8,818,777
Amstel Funding Corp.	4.750	5/23/06	14,608,000	14,508,933
Amstel Funding Corp.	4.652	6/20/06	56,000,000	55,435,110
Amstel Funding Corp.	4.618	4/6/06	40,000,000	39,974,444
Atlantic Asset Securitization, LLC	4.833	4/3/06	11,705,000	11,701,859
Atlantic Asset Securitization, LLC	4.624	4/11/06	47,000,000	46,940,075
Bank of America Corp.	4.899	6/21/06	27,000,000	26,705,970
Bank of America Corp.	4.869	6/14/06	20,000,000	19,802,256
Bank of America Corp.	4.799	8/3/06	33,000,000	32,467,472
Bear Stearns Cos.	4.807	5/11/06	22,000,000	21,883,156
Bear Stearns Cos.	4.780	5/8/06	20,000,000	19,902,361
Bryant Park Funding, LLC	4.804	5/4/06	26,000,000	25,886,077
Bryant Park Funding, LLC	4.798	5/31/06	32,000,000	31,747,200
Bryant Park Funding, LLC	4.644	4/20/06	25,094,000	25,032,945
Bryant Park Funding, LLC	4.643	4/12/06	15,000,000	14,978,871
CAFCO, LLC.	4.950	8/28/06	30,000,000	29,400,275
CAFCO, LLC.	4.705	5/17/06	30,000,000	29,821,750
CHARTA, LLC	4.707	4/13/06	27,000,000	26,957,790
CHARTA, LLC	4.704	5/15/06	30,000,000	29,829,500
CHARTA, LLC	4.691	5/3/06	20,000,000	19,917,333
CHARTA, LLC	4.643	4/26/06	33,000,000	32,894,583
CHARTA, LLC	4.634	4/25/06	30,000,000	29,908,200
CIT Group, Inc.	4.715	5/24/06	22,000,000	21,849,392
Citibank Credit Card Issuance Trust
(Dakota)	4.818	5/11/06	21,500,000	21,385,572
Citibank Credit Card Issuance Trust
(Dakota)	4.760	5/3/06	13,000,000	12,945,342
Citibank Credit Card Issuance Trust
(Dakota)	4.635	4/13/06	20,000,000	19,969,333
Citibank Credit Card Issuance Trust
(Dakota)	4.624	4/6/06	20,000,000	19,987,222
Citibank Credit Card Issuance Trust
(Dakota)	4.622	4/5/06	30,000,000	29,984,667
Citibank Credit Card Issuance Trust
(Dakota)	4.621	4/4/06	30,000,000	29,988,500
Countrywide Financial Corp.	4.850	4/3/06	20,719,000	20,713,417
Countrywide Financial Corp.	4.810	4/24/06	30,000,000	29,908,192
Countrywide Financial Corp.	4.807	4/20/06	36,000,000	35,908,990
CRC Funding, LLC	4.892	6/2/06	35,826,000	35,526,753
CRC Funding, LLC	4.887	6/1/06	23,000,000	22,811,180
CRC Funding, LLC	4.825	5/18/06	33,000,000	32,793,631
CRC Funding, LLC	4.615	4/10/06	34,000,000	33,961,070
Curzon Funding, LLC	4.807	5/9/06	20,000,000	19,899,089
Curzon Funding, LLC	4.594	4/7/06	24,000,000	23,981,760
Curzon Funding, LLC	4.556	4/18/06	20,000,000	19,957,453

COMMERCIAL PAPER (60.4%)* continued

	Yield(%)	Maturity date	Principal amount	Value

Domestic continued
Curzon Funding, LLC 144A FRN	4.052	4/28/06	$20,000,000	$19,999,702
Falcon Asset Securitization Corp.	4.717	4/13/06	18,000,000	17,971,800
Goldman Sachs Group, Inc. (The)	4.837	10/24/06	25,000,000	24,331,931
Goldman Sachs Group, Inc. (The)	4.552	5/23/06	29,000,000	28,813,594
Govco, Inc.	4.723	5/18/06	28,000,000	27,829,286
Govco, Inc.	4.647	6/23/06	45,000,000	44,528,514
Grampian Funding, LLC	5.081	9/26/06	22,750,000	22,192,631
Grampian Funding, LLC	4.853	4/4/06	20,000,000	19,991,917
Jupiter Securitization Corp.	4.740	5/4/06	25,542,000	25,431,722
Klio II Funding Corp.	4.889	6/13/06	19,725,000	19,531,810
Klio II Funding Corp.	4.795	5/26/06	54,000,000	53,608,683
Klio II Funding Corp.	4.789	4/21/06	18,499,000	18,449,978
Klio II Funding Corp.	4.718	5/12/06	25,943,000	25,805,167
Klio II Funding Corp.	4.643	4/27/06	22,000,000	21,927,070
MBNA Credit Card Master Note Trust
(Emerald)	4.862	5/16/06	26,000,000	25,843,025
MBNA Credit Card Master Note Trust
(Emerald)	4.707	4/10/06	36,700,000	36,656,969
MBNA Credit Card Master Note Trust
(Emerald)	4.667	4/25/06	31,000,000	30,904,313
MBNA Credit Card Master Note Trust
(Emerald)	4.635	4/19/06	40,000,000	39,908,200
NATC California, LLC
(SunTrust Bank (Letter of credit (LOC)))	4.551	4/13/06	20,000,000	19,970,000
Park Avenue Receivables Corp.	4.698	4/12/06	26,201,000	26,163,533
Park Granada, LLC	4.714	4/27/06	27,000,000	26,908,740
Park Granada, LLC	4.686	4/28/06	25,000,000	24,912,813
Preferred Receivables Funding Corp.	4.660	4/11/06	30,000,000	29,961,333
Thunder Bay Funding, Inc.	4.560	4/17/06	57,000,000	56,885,747
				1,732,521,473

Foreign (8.3%)
Atlantis One Funding Corp. (Netherlands)	4.755	5/23/06	20,000,000	19,864,222
Atlantis One Funding Corp. (Netherlands)	4.521	4/12/06	30,000,000	29,959,025
Danske Corp. (Denmark)	4.796	10/30/06	24,000,000	23,346,333
Danske Corp. (Denmark)	4.621	4/10/06	26,500,000	26,469,525
Spintab AB (Sweden)	4.653	4/19/06	18,000,000	17,958,420
Toyota Motor Credit Corp. (Japan)	4.611	4/7/06	22,000,000	21,983,170
Tulip Funding Corp. (Netherlands)	4.887	6/1/06	24,150,000	23,951,943
Tulip Funding Corp. (Netherlands)	4.593	4/24/06	37,000,000	36,892,679
Westpac Banking Corp. (Australia)	4.753	5/15/06	25,000,000	24,856,083
Westpac Banking Corp. (Australia)	4.673	5/9/06	30,000,000	29,853,700
Westpac Banking Corp. (Australia)	4.673	5/8/06	23,000,000	22,890,788
				278,025,888

Total commercial paper (cost $2,010,547,361)				$2,010,547,361

CERTIFICATES OF DEPOSIT (19.5%)*

	Yield(%)	Maturity date	Principal amount	Value

Domestic (3.3%)
Citibank, N.A. Ser. CD	4.700	5/16/06	$24,000,000	$24,000,000
SunTrust Bank FRN, Ser. CD	4.763	9/26/06	36,000,000	35,998,581
SunTrust Bank FRN, Ser. CD	4.691	5/12/06	31,000,000	31,000,000
SunTrust Bank FRN, Ser. CD	4.641	2/9/07	18,000,000	17,998,478
				108,997,059

Foreign (16.2%)
Barclays Bank PLC FRN, Ser. YCD
(United Kingdom)	4.774	4/4/07	23,000,000	22,995,460
Barclays Bank PLC FRN, Ser. YCD
(United Kingdom)	4.575	6/1/06	15,000,000	14,999,750
BNP Paribas FRN, Ser. YCD (France)	4.690	6/19/06	30,000,000	29,993,244
Canadian Imperial Bank of Commerce
FRN, Ser. YCD (Canada)	4.980	9/15/06	30,000,000	30,009,666
Canadian Imperial Bank of Commerce
FRN, Ser. YCD1(Canada)	4.780	4/23/07	31,000,000	31,000,000
Credit Suisse New York FRN, Ser. YCD
(Switzerland)	4.796	7/18/06	25,000,000	25,003,449
Deutsche Bank AG Ser. ECD (Germany)	4.900	2/5/07	29,000,000	28,985,928
Deutsche Bank AG Ser. ECD (Germany)	4.900	2/5/07	16,500,000	16,485,918
Deutsche Bank AG Ser. ECD (Germany)	4.860	1/31/07	28,000,000	27,993,219
Deutsche Bank AG Ser. ECD (Germany)	4.760	11/8/06	25,000,000	24,995,450
Dexia Credit Local FRN, Ser. YCD
(Belgium)	4.580	10/3/06	32,000,000	31,996,772
Fortis Bank NY Ser. YCD (Belgium)	3.950	4/21/06	24,000,000	24,000,000
Societe Generale Ser. ECD (France)	4.800	12/6/06	9,000,000	8,994,207
Societe Generale Ser. ECD (France)	4.760	5/2/06	24,000,000	24,000,000
Societe Generale Ser. ECD (France)	4.750	8/30/06	29,000,000	29,000,000
Societe Generale Ser. ECD (France)	3.900	4/18/06	63,000,000	62,999,771
Svenska Handelsbanken FRN (Sweden)	4.716	9/20/06	36,000,000	35,996,631
Svenska Handelsbanken FRN, Ser. YCD1
(Sweden)	4.560	4/3/06	45,000,000	44,986,455
Svenska Handelsbanken Ser. YCD
(Sweden)	4.783	12/5/06	24,000,000	23,979,339
				538,415,259

Total certificates of deposit (cost $647,412,318)				$647,412,318

CORPORATE BONDS AND NOTES (13.3%)*

	Yield(%)	Maturity date	Principal amount	Value

Domestic (8.7%)
Bank of New York Co., Inc. (The)
144A sr. notes FRN, Ser. XMTN	4.688	5/10/07	$20,000,000	$20,000,000
Citigroup, Inc. notes	5.750	5/10/06	38,964,000	39,013,930
Lehman Brothers Holdings, Inc. FRN, Ser. G	4.590	6/2/06	73,400,000	73,411,799
Merrill Lynch & Co., Inc. FRN, Ser. C	4.729	4/16/07	14,500,000	14,500,000
Morgan Stanley Dean Witter & Co. FRN	4.930	11/24/06	36,000,000	36,039,003

CORPORATE BONDS AND NOTES (13.3%)* continued

	Yield(%)	Maturity date	Principal amount	Value

Domestic continued
National City Bank FRN, Ser. BKNT	4.818	7/26/06	$ 72,000,000	$72,008,697
National City Bank FRN, Ser. BKNT	4.783	6/2/06	35,000,000	34,996,500
				289,969,929

Foreign (4.6%)
Bank of Ireland 144A unsec. notes
FRN, Ser. XMTN (Ireland)	4.746	4/20/07	23,000,000	23,000,000
HBOS Treasury Services PLC
144A FRN, Ser. MTN (United Kingdom)	4.661	5/9/07	25,000,000	25,000,000
HSBC USA, Inc. sr. notes FRN, Ser. EXT
(United Kingdom)	4.729	4/16/07	36,000,000	36,000,000
National Australia Bank 144A FRB
(Australia)	4.640	4/6/07	11,000,000	11,000,000
Nordea Bank AB 144A FRN (Sweden)	4.700	5/11/07	20,000,000	20,000,000
Societe Generale 144A unsec. notes
FRN, Ser. MTN (France)	4.603	5/2/07	15,000,000	15,000,000
Westpac Banking Corp. 144A FRN
(Australia)	4.721	4/16/07	24,000,000	24,000,000
				154,000,000

Total corporate bonds and notes (cost $443,969,929)				$443,969,929

U.S. GOVERNMENT AGENCY OBLIGATIONS (1.4%)*

	Yield(%)	Maturity date	Principal amount	Value

Fannie Mae FRN	4.550	9/7/06	$ 23,000,000	$22,979,631
Federal Farm Credit Bank FRB	4.686	7/20/06	25,000,000	24,990,600

Total U.S. government agency obligations (cost $47,970,231)				$47,970,231

ASSET BACKED SECURITIES (1.0%)* (cost $34,694,526)

	Yield(%)	Maturity date	Principal amount	Value

TIAA Real Estate CDO, Ltd. 144A FRN,
Ser. 03-1A, Class A1MM (Cayman Islands)	4.851	12/28/18	$ 34,694,526	$34,694,526

SHORT-TERM INVESTMENTS (4.9%)* (cost $163,090,000)

			Principal amount	Value

Interest in $582,000,000 joint tri-party repurchase agreement dated March 31, 2006 with UBS Securities, LLC due April 3, 2006 with respect to various U.S. Government obligations — maturity value of $163,155,644 for an effective yield of 4.83% (collateralized by Fannie Mae and Freddie Mac securities with yields ranging from
3.50% to 12.00% and due dates ranging from July 1, 2006 to
April 1, 2036, valued at $593,642,766)			$163,090,000	$163,090,000

Total investments (cost $3,347,684,365)				$3,347,684,365

* Percentages indicated are based on net assets of $3,327,947,807.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at March 31, 2006.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at March 31, 2006 (as a percentage of Portfolio Value):

Australia	3.4%
Belgium	1.7
Canada	1.8
Cayman Islands	1.0
Denmark	1.5
France	5.1
Germany	2.9
Ireland	0.7
Japan	0.6
Netherlands	3.3
Sweden	4.3
Switzerland	0.7
United Kingdom	3.0
United States	70.0

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/06 (Unaudited)

ASSETS
Investments in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$3,347,684,365

Cash	5,869

Interest and other receivables	8,169,509

Receivable for shares of the fund sold	13,765,367

Total assets	3,369,625,110

LIABILITIES
Distributions payable to shareholders	1,333,787

Payable for securities purchased	22,995,460

Payable for shares of the fund repurchased	13,520,126

Payable for compensation of Manager (Notes 2 and 5)	2,598,997

Payable for investor servicing and custodian fees (Note 2)	519,176

Payable for Trustee compensation and expenses (Note 2)	258,385

Payable for administrative services (Note 2)	4,300

Payable for distribution fees (Note 2)	213,654

Other accrued expenses	233,418

Total liabilities	41,677,303

Net assets	$3,327,947,807

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,327,947,807

Total — Representing net assets applicable to capital shares outstanding	$3,327,947,807

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per class A share
($2,892,340,534 divided by 2,892,332,745 shares)*	$1.00

Net asset value and offering price per class B share
($201,961,766 divided by 201,959,773 shares)**	$1.00

Net asset value and offering price per class C share
($12,514,186 divided by 12,514,239 shares)**	$1.00

Net asset value, offering price and redemption price per class M share
($41,101,737 divided by 41,103,549 shares)*	$1.00

Net asset value, offering price and redemption price per class R share
($2,041,533 divided by 2,041,541 shares)*	$1.00

Net asset value, offering price and redemption price per class T share
($177,988,051 divided by 177,995,960 shares)*	$1.00

* Offered at net asset value.

** Class B and class C shares are available only by exchange of class B and class C shares from other Putnam funds and to certain systematic investment plan investors. Redemption price per share is equal to net asset value less an applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/06 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $70,929
from investments in affiliated issuers) (Note 5)	$75,439,338

EXPENSES
Compensation of Manager (Note 2)	5,433,719

Investor servicing fees (Note 2)	3,661,157

Custodian fees (Note 2)	14,378

Trustee compensation and expenses (Note 2)	60,161

Administrative services (Note 2)	37,899

Distribution fees — Class B (Note 2)	613,904

Distribution fees — Class C (Note 2)	49,029

Distribution fees — Class M (Note 2)	31,440

Distribution fees — Class R (Note 2)	4,681

Distribution fees — Class T (Note 2)	224,314

Other	455,903

Non-recurring costs (Notes 2 and 6)	16,945

Costs assumed by Manager (Notes 2 and 6)	(16,945)

Fees waived and reimbursed by Manager or affiliate (Notes 5 and 6)	(1,400,478)

Total expenses	9,186,107

Expense reduction (Note 2)	(604,788)

Net expenses	8,581,319

Net investment income	66,858,019

Net increase in net assets resulting from operations	$66,858,019

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	3/31/06*	9/30/05

Operations:
Net investment income	$ 66,858,019	$ 81,885,806

Net increase in net assets resulting from operations	66,858,019	81,885,806

Distributions to shareholders: (Note 1)

From net investment income

Class A	(58,410,174)	(70,960,190)

Class B	(4,083,242)	(6,086,041)

Class C	(315,234)	(389,646)

Class M	(775,445)	(922,024)

Class R	(31,674)	(18,991)

Class T	(3,242,250)	(3,532,342)

Decrease from capital share transactions (Note 4)	(309,836,196)	(640,404,935)

Total decrease in net assets	(309,836,196)	(640,428,363)

NET ASSETS
Beginning of period	3,637,784,003	4,278,212,366

End of period	$3,327,947,807	$3,637,784,003
* Unaudited.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

								Total			Ratio of net
	Net asset		Net	Total	From		Net asset	return	Net	Ratio of	investment
	value,	Net	realized	from	net		value,	at net	assets,	expenses to	income (loss)
	beginning	investment	gain (loss) on	investment	investment	Total	end	asset	end of period	average net	to average
Period ended	of period	income (loss)	investments	operations	income	distributions	of period	value (%)(a)	(in thousands)	assets (%)(b)	net assets (%)

CLASS A
March 31, 2006**	$1.00	.0189(c,d)	—	.0189	(.0189)	(.0189)	$1.00	1.91*	$2,892,341	.23*(c,d)	1.93*(c,d)
September 30, 2005	1.00	.0226(c)	—	.0226	(.0226)	(.0226)	1.00	2.29	3,087,756	.53(c)	2.21(c)
September 30, 2004	1.00	.0068(c)	—	.0068	(.0068)	(.0068)	1.00	.68	3,537,907	.53(c)	.70(c)
September 30, 2003	1.00	.0087	—(e)	.0087	(.0087)	(.0087)	1.00	.87	4,745,555.52		.88
September 30, 2002	1.00	.0166	—	.0166	(.0166)	(.0166)	1.00	1.67	5,512,532.50		1.68
September 30, 2001	1.00	.0493	—	.0493	(.0493)	(.0493)	1.00	5.04	5,215,127.50		4.77

CLASS B
March 31, 2006**	$1.00	.0164(c,d)	—	.0164	(.0164)	(.0164)	$1.00	1.65*	$201,962	.48*(c,d)	1.66*(c,d)
September 30, 2005	1.00	.0176(c)	—	.0176	(.0176)	(.0176)	1.00	1.78	290,268	1.03(c)	1.63 (c)
September 30, 2004	1.00	.0018 (c)	—	.0018	(.0018)	(.0018)	1.00	.18	520,456	1.03(c)	.19 (c)
September 30, 2003	1.00	.0037	—(e)	.0037	(.0037)	(.0037)	1.00	.37	874,069	1.02	.39
September 30, 2002	1.00	.0116	—	.0116	(.0116)	(.0116)	1.00	1.16	1,193,459	1.00	1.19
September 30, 2001	1.00	.0443	—	.0443	(.0443)	(.0443)	1.00	4.52	1,162,039	1.00	4.26

CLASS C
March 31, 2006**	$1.00	.0164(c,d)	—	.0164	(.0164)	(.0164)	$1.00	1.65*	$12,514	.48*(c,d)	1.62*(c,d)
September 30, 2005	1.00	.0176(c)	—	.0176	(.0176)	(.0176)	1.00	1.78	33,259	1.03 (c)	1.64 (c)
September 30, 2004	1.00	.0018 (c)	—	.0018	(.0018)	(.0018)	1.00	.18	40,935	1.03(c)	.21 (c)
September 30, 2003	1.00	.0037	—(e)	.0037	(.0037)	(.0037)	1.00	.37	61,755	1.02	.38
September 30, 2002	1.00	.0116	—	.0116	(.0116)	(.0116 )	1.00	1.17	79,227	1.00	1.20
September 30, 2001	1.00	.0444	—	.0444	(.0444)	(.0444)	1.00	4.53	90,226	1.00	4.32

CLASS M
March 31, 2006**	$1.00	.0182(c,d)	—	.0182	(.0182)	(.0182)	$1.00	1.83*	$41,102	.31*(c,d)	1.85*(c,d)
September 30, 2005	1.00	.0211(c)	—	.0211	(.0211)	(.0211)	1.00	2.13	44,682	.68(c)	2.05 (c)
September 30, 2004	1.00	.0053(c)	—	.0053	(.0053)	(.0053 )	1.00	.53	54,390	.68(c)	.55 (c)
September 30, 2003	1.00	.0072	— (e)	.0072	(.0072)	(.0072)	1.00	.72	74,921.67		.74
September 30, 2002	1.00	.0151	—	.0151	(.0151)	(.0151)	1.00	1.52	105,938.65		1.55
September 30, 2001	1.00	.0478	—	.0478	(.0478)	(.0478)	1.00	4.89	122,055.65		4.70

CLASS R
March 31, 2006**	$1.00	.0164(c,d)	—	.0164	(.0164)	(.0164 )	$1.00	1.65*	$2,042	.48*(c,d)	1.69*(c,d)
September 30, 2005	1.00	.0176(c)	—	.0176	(.0176)	(.0176)	1.00	1.78	1,687	1.03(c)	1.99 (c)
September 30, 2004	1.00	.0027(c)	—	.0027	(.0027)	(.0027 )	1.00	.27	131	1.03(c)	.30 (c)
September 30, 2003†	1.00	.0025	—(e)	.0025	(.0025)	(.0025 )	1.00	.25*	1	.71*	.25*

CLASS T
March 31, 2006**	$1.00	.0177(c,d)	—	.0177	(.0177)	(.0177)	$1.00	1.78*	$177,988	.36*(c,d)	1.80*(c,d)
September 30, 2005	1.00	.0201 (c)	—	.0201	(.0201)	(.0201 )	1.00	2.03	180,132	.78(c)	2.02 (c)
September 30, 2004	1.00	.0043 (c)	—	.0043	(.0043)	(.0043 )	1.00	.43	124,394	.78(c)	.46 (c)
September 30, 2003	1.00	.0062	— (e)	.0062	(.0062)	(.0062)	1.00	.62	95,779.77		.52
September 30, 2002††	1.00	.0092	—	.0092	(.0092)	(.0092 )	1.00	.93*	12,130	.56*	.88*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	37

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 21, 2003 (commencement of operations) to September 30, 2003.

†† For the period December 31, 2001 (commencement of operations) to September 30, 2002.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period.
As a result of such waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Note 5):

	3/31/06	9/30/05	9/30/04

Class A	<0.01%	<0.01%	<0.01%

Class B	<0.01	<0.01	<0.01

Class C	<0.01	<0.01	<0.01

Class M	<0.01	<0.01	<0.01

Class R	<0.01	<0.01	<0.01

Class T	<0.01	<0.01	<0.01

(d) Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services in the following amounts (Note 6):

		Percentage
	Per share	of net assets

Class A	<$0.01	0.04%

Class B	<0.01	0.04

Class C	<0.01	0.04

Class M	<0.01	0.04

Class R	<0.01	0.04

Class T	<0.01	0.04

(e) Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/06 (Unaudited)

Note 1: Significant accounting policies

Putnam Money Market Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide as high a rate of current income as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital and maintenance of liquidity by investing in a diversi-fied portfolio of high-quality short-term debt obligations. The fund may invest up to 100% of its assets in money market instruments from the banking, the personal credit and the business credit industries.

The fund offers class A, class B, class C, class M, class R and class T shares. Each class of shares is sold without a front-end sales charge. Class A, class M, class R and class T shares also are generally not subject to a contingent deferred sales charge. In addition to the standard offering of class A shares, they are also sold to certain college savings plans and other Putnam funds. Class B shares and class C shares are offered only in exchange for class B and class C shares of other Putnam funds, or purchases by systematic investment plans. Class B shares convert to class A shares after approximately eight years and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase (including any holding period of the shares in other Putnam funds). Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Shareholders who acquired class B or class C shares through an exchange are subject to the same deferred sales charge schedule as the fund from which they exchanged. Class R shares are offered to qualified employee-benefit plans. The expenses for class A, class B, class C, class M, class R and class T shares may differ based on each class’ distribution fee, which is identified in Note 2.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The aggregate identified cost on a financial reporting and tax basis is the same.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.50% of the first $100 million of average net assets, 0.40% of the next $100 million, 0.35% of the next $300 million, 0.325% of the next $500 million, 0.30% of the next $500 million, 0.275% of the next $2.5 billion, 0.25% of the next $2.5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion, and 0.18% thereafter.

Prior to January 1, 2006, the fund’s management fee was based on the following annual rates: 0.50% of the first $100 million of average net assets, 0.40% of the next $100 million, 0.35% of the next $300 million, 0.325% of the next $500 million, and 0.30% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through September 30, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

For the period ended March 31, 2006, Putnam Management did not waive any of its management fee from the fund. For the period ended March 31, 2006, Putnam Management has assumed $16,945 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended March 31, 2006, the fund incurred $3,675,535 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended March 31, 2006, the fund’s expenses were reduced by $604,788 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $881, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class B, class C, class M, class R and class T shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam

Retail Management at an annual rate of up to 0.75%, 1.00%, 1.00%, 1.00% and 0.35% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.50%, 0.50%, 0.15%, 0.50% and 0.25% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively.

For the six months ended March 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $370,903 and $3,579 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% for class A and class T shares and up to 0.15% for class M shares may be assessed on certain redemptions. For the six months ended March 31, 2006, Putnam Retail Management, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A, class T or class M shares acquired through an exchange from another fund.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2006, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $22,651,120,752 and $23,044,234,000, respectively.

Note 4: Capital shares

At March 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

CLASS A	Shares	Amount
Six months ended 3/31/06:
Shares sold	1,021,018,433	$ 1,021,018,433

Shares issued
in connection
with reinvestment
of distributions	56,159,708	56,159,708

	1,077,178,141	1,077,178,141

Shares
repurchased	(1,272,600,613)	(1,272,600,613)

Net decrease	(195,422,472)	$ (195,422,472)

Year ended 9/30/05:
Shares sold	2,147,330,199	$ 2,147,330,199

Shares issued
in connection
with reinvestment
of distributions	70,239,011	70,239,011

	2,217,569,210	2,217,569,210

Shares
repurchased	(2,667,675,526)	(2,667,675,526)

Net decrease	(450,106,316)	$ (450,106,316)

CLASS B	Shares	Amount
Six months ended 3/31/06:
Shares sold	52,722,889	$ 52,722,889

Shares issued
in connection
with reinvestment
of distributions	3,715,997	3,715,997

	56,438,886	56,438,886

Shares
repurchased	(144,750,115)	(144,750,115)

Net decrease	(88,311,229)	$ (88,311,229)

Year ended 9/30/05:
Shares sold	192,706,836	$ 192,706,836

Shares issued
in connection
with reinvestment
of distributions	5,718,963	5,718,963

	198,425,799	198,425,799

Shares
repurchased	(428,630,258)	(428,630,258)

Net decrease	(230,204,459)	$(230,204,459)

CLASS C	Shares	Amount	CLASS R	Shares	Amount
Six months ended 3/31/06:			Six months ended 3/31/06:
Shares sold	12,454,616	$ 12,454,616	Shares sold	891,757	$891,757

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	287,405	287,405	of distributions	30,856	30,856

	12,742,021	12,742,021		922,613	922,613

Shares			Shares
repurchased	(33,486,253)	(33,486,253)	repurchased	(568,020)	(568,020)

Net decrease	(20,744,232)	$(20,744,232)	Net increase	354,593	$354,593

Year ended 9/30/05:			Year ended 9/30/05:
Shares sold	63,596,665	$ 63,596,665	Shares sold	4,000,071	$4,000,071

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	371,874	371,874	of distributions	18,070	18,070

	63,968,539	63,968,539		4,018,141	4,018,141

Shares			Shares
repurchased	(71,645,348)	(71,645,348)	repurchased	(2,462,442)	(2,462,442)

Net decrease	(7,676,809)	$ (7,676,809)	Net increase	1,555,699	$1,555,699

CLASS M	Shares	Amount	CLASS T	Shares	Amount
Six months ended 3/31/06:			Six months ended 3/31/06:
Shares sold	21,886,065	$ 21,886,065	Shares sold	31,259,508	$31,259,508

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	743,921	743,921	of distributions	3,173,591	3,173,591

	22,629,986	22,629,986		34,433,099	34,433,099

Shares			Shares
repurchased	(26,208,266)	(26,208,266)	repurchased	(36,567,675)	(36,567,675)

Net decrease	(3,578,280)	$ (3,578,280)	Net decrease	(2,134,576)	$(2,134,576)

Year ended 9/30/05:			Year ended 9/30/05:
Shares sold	53,950,663	$ 53,950,663	Shares sold	120,747,348	$120,747,348

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	912,418	912,418	of distributions	3,566,061	3,566,061

	54,863,081	54,863,081		124,313,409	124,313,409

Shares			Shares
repurchased	(64,572,656)	(64,572,656)	repurchased	(68,576,884)	(68,576,884)

Net decrease	(9,709,575)	$ (9,709,575)	Net increase	55,736,525	$55,736,525

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended March 31, 2006, management fees paid were reduced by $1,597 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $70,929 for the period ended March 31, 2006. During the period ended March 31, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $129,710,000 and $129,710,000, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

In March 2006, the fund received $1,398,881 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations. Review of this matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy E. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA039 233454 5/06

Item 2. Code of Ethics: Not applicable Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits: (a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Money Market Fund By (Signature and Title): /s/Michael T. Healy Michael T. Healy Principal Accounting Officer Date: May 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 26, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 26, 2006